UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2014, Molson Coors Brewing Company (the “Company”) entered into a Second Amendment and Restatement Agreement (the “Restated Facilities Agreement”) in respect of an Unsecured Uncommited Revolving Facilities Agreement, originally dated September 10, 2012, which was previously amended on March 18, 2013, amended and restated on September 9, 2013 and further amended on May 19, 2014 (the “Original Facilities Agreement”), by and among Starbev Netherlands B.V. and Molson Coors Netherlands B.V., as existing borrowers, Molson Coors Lux 2 and Molson Coors European Finance Company, as new borrowers (the existing borrowers and new borrowers are referred to herein as the “European Borrowers”), the Company, as guarantor, Unicredit Bank Czech Republic and Slovakia, a.s. and Citibank Europe PLC, organizační složka, as mandated lead arrangers, the original lenders party thereto, and Unicredit Bank AG, London Branch, as agent.

The Restated Facilities Agreement amends and restates the Original Facilities Agreement to extend the maturity date by one year, reduce the facility commitment from EUR 150,000,000 to EUR 100,000,000, which up to EUR25,000,000 of such facility can be provided in the form of ancillary facilities at the discretion of the lender, decrease the variable interest rate applicable to EURIBOR plus 0.69%, and add Molson Coors Lux 2 and Molson Coors European Finance Company as new borrowers.  All other terms and provisions in the Restated Facilities Agreement are substantially the same as the terms and provisions of the Original Facilities Agreement.

The foregoing description of the Restated Facilities Agreement is qualified in its entirety by reference to the Restated Facilities Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed in Item 1.01 above, on September 9, 2014, the Company and the European Borrowers entered into the Restated Facilities Agreement which provides for a revolving credit facility in the maximum principal amount of EUR100,000,000. The information set forth under Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1

Second Amendment and Restatement Agreement in respect of the Unsecured Uncommited Revolving Facilities Agreement, originally dated September 10, 2012 by and among Starbev Netherlands B.V. and Molson Coors Netherlands B.V., as existing borrowers, Molson Coors Lux 2 and Molson Coors European Finance Company, as new borrowers, Molson Coors Brewing Company, as guarantor, Unicredit Bank Czech Republic and Slovakia, A.S. and Citibank Europe PLC, organizační složka, as mandated lead arrangers, the original lenders party thereto, and Unicredit Bank AG, London Branch, as agent, dated September 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014

MOLSON COORS BREWING COMPANY

/s/ Samuel D. Walker
By:	Samuel D. Walker
Chief People & Legal Officer

Exhibit Index

Exhibit Number	Description

10.1

Second Amendment and Restatement Agreement in respect of the Unsecured Uncommited Revolving Facilities Agreement, originally dated September 10, 2012 by and among Starbev Netherlands B.V. and Molson Coors Netherlands B.V., as existing borrowers, Molson Coors Lux 2 and Molson Coors European Finance Company, as new borrowers, Molson Coors Brewing Company, as guarantor, Unicredit Bank Czech Republic and Slovakia, A.S. and Citibank Europe PLC, organizační složka, as mandated lead arrangers, the original lenders party thereto, and Unicredit Bank AG, London Branch, as agent, dated September 9, 2014.